SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): September 20, 2019
First Financial Northwest, Inc.
(Exact name of registrant as specified in its charter)
Washington	001-33652	26-0610707
State or other jurisdiction of incorporation	Commission File Number	(I.R.S. Employer Identification No.)

201 Wells Avenue South, Renton, Washington		98057
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number (including area code) (425) 255-4400
Not Applicable

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4 (c))
Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	FFNW	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company [ ]
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(a)     Resignation of Director

On September 20, 2019, First Financial Northwest, Inc. (the “Company”), its financial institution subsidiary, First Financial Northwest Bank (“Bank”), and its non-financial institution subsidiary, First Financial Diversified Corporation (“FFD”), announced that their Boards of Directors had accepted the resignation of Director Patricia M. Remch.  Ms. Remch’s resignation is effective October 15, 2019. Ms. Remch has served as a director of the Company, Bank and FFD since April 1, 2019 and is resigning for personal reasons.  At the time of her resignation, Ms. Remch was a member of the Company’s ALCO Committee, was the chair of the Internal Asset Review Committee and was on the Nominating and Corporate Governance Committee.

Ms. Remch’s letter of resignation did not indicate that her resignation was in connection with any disagreement with the Company pertaining to the Company’s operations, policies or practices.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a)   On September 24, 2019, the Company amended its Bylaws to decrease the number of directors from seven to six members, effective October 15, 2019.  A copy of the Company’s Amended and Restated Bylaws are attached hereto as Exhibit 3.2.

Item 8.01 Other Events

In an unrelated matter, on September 24, 2019 Daniel L. Stevens became Chairman of the Board of Directors of the Company, replacing Roger H. Molvar.  Mr. Stevens is also becoming Chairman of the Boards of the Bank and FFD.  Mr. Molvar will continue to serve as a director of the Company, the Bank and FFD.

Item 9.01. Financial Statements and Exhibits

(d)        Exhibits

             The following exhibits are being filed herewith and this list shall constitute the exhibit index:

3.2	Amended and Restated Bylaws of First Financial Northwest, Inc.
99.1	Letter of resignation from Patricia M. Remch to First Financial Northwest Inc., First Financial Northwest Bank and First Financial Diversified Corporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

FIRST FINANCIAL NORTHWEST, INC.

DATE: September 26, 2019	By: /s/Richard P. Jacobson
Richard P. Jacobson
Executive Vice President and
Chief Financial Officer